UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
259 North Radnor-Chester Road, Suite 100 Radnor, PA 19087-5283
(Address of principal executive offices)

(610) 687-5253
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2011, Airgas, Inc. (the “Company”) reported its earnings for its first quarter ended June 30, 2011, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Form 8-K report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

    Non-GAAP Measures:

The press release attached as Exhibit 99.1 contains certain financial measures that are not defined under generally accepted accounting principles (“GAAP”). The Company presented its Adjusted Earnings per Diluted Share measure to provide investors meaningful insight into the Company’s earnings performance without the impact of debt extinguishment charges, multi-employer pension plan withdrawal charges, costs and benefits related to Air Products’ unsolicited takeover attempt, a one-time interest penalty and Business Support Center restructuring charges and related costs. The Company presented Adjusted Operating Margin computations to help investors assess the Company’s operating performance without the impact of charges associated with the Company’s withdrawal from multi-employer pension plans, costs and benefits related to Air Products’ unsolicited takeover attempt and Business Support Center restructuring charges. The Company presented Free Cash Flow and Adjusted Cash From Operations to provide investors meaningful insight into the Company’s ability to generate cash from operations without the impact of cash used related to Air Products' unsolicited takeover attempt, which is available for servicing debt obligations and for the execution of its business strategies, including acquisitions, the prepayment of debt, the payment of dividends, or to support other investing and financing activities. The Company presented Return on Capital to help investors assess how effectively the Company uses the capital invested in its operations.

The Company’s intent is to provide non-GAAP financial information to enhance investors’ understanding of the Company’s consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. In addition, it should be noted that the Company’s non-GAAP information may be different from the non-GAAP information provided by other companies.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits.

99.1 - Press Release dated July 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 28, 2011	AIRGAS, INC.
(Registrant)

		BY:	/s/ Robert M. McLaughlin
Robert M. McLaughlin
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit 99.1	Press Release dated July 28, 2011